UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California		90012
(Address of principal executive Office)		(Zip Code)

Registrant’s telephone number, including area code (213) 625-4700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Underwriting Agreement

          On October 13, 2009, Cathay General Bancorp (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”), providing for the offer and sale by the Company of 7,614,571 shares of its common stock, par value $0.01 per share, at a price to the public of $9.25 per share (the “Shares”). The closing of the sale of the Shares is expected to occur on October 19, 2009.

          In addition, pursuant to the Purchase Agreement, the Company has granted to the Underwriter a 30-day option to purchase up to an additional 1,142,185 Shares.

          The Purchase Agreement includes representations, warranties and covenants by the Company customary for agreements of this nature. It also provides for customary indemnification by each of the Company and the Underwriter against certain liabilities arising out of or in connection with the sale of the Shares and customary contribution provisions in respect of those liabilities.

          The foregoing description of the material terms of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

          On October 13, 2009, the Company issued a press release announcing that it has priced the offering of the Shares as described in Item 1.01 above. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

          The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01. Other Events.

          This Current Report on Form 8-K is being filed, among other things, to incorporate by reference exhibits into the Company’s effective shelf registration statements on Form S-3, Registration No. 333-161591 and Registration No. 333-162445, and the prospectus dated September 3, 2009 included therein, the preliminary prospectus supplement relating thereto dated October 12, 2009, and the final prospectus supplement relating thereto dated October 13, 2009 in connection with the Company’s offering of the Shares pursuant to the Purchase Agreement, all as described under Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

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Exhibit No.	Description
1.1	Purchase Agreement, dated October 13, 2009, by and between Cathay General Bancorp and Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.1	Opinion of Wachtell, Lipton, Rosen & Katz
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in the opinion filed as Exhibit 5.1)
99.1	Press release, dated October 13, 2009*

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHAY GENERAL BANCORP

Date: October 14, 2009	By:	/s/ Heng W. Chen
		Name: Title:	Heng W. Chen Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated October 13, 2009, by and between Cathay General Bancorp and Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.1	Opinion of Wachtell, Lipton, Rosen & Katz
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in the opinion filed as Exhibit 5.1)
99.1	Press release, dated October 13, 2009*

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.